SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------

                      DWS International Select Equity Fund

Effective on or about May 1, 2009, the fund will change its investment style from focused to diversified, and the fund will change its name to DWS Diversified International Equity Fund. Accordingly, the section of the fund's prospectuses under the heading "The Fund's Main Investment Strategy" will be replaced in its entirety by the following:

The Fund's Main Investment Strategy

The fund seeks capital appreciation.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

At least 50% of the fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. In addition, the fund may invest in Canada.

In choosing securities, the portfolio managers consider various countries and sectors. The portfolio managers review the fund's allocation among countries and sectors periodically and may adjust the allocation based on current or expected market conditions or to manage risk consistent with the fund's investment objective.

The fund's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities, warrants and exchange-traded funds ("ETFs").



February 9, 2009                                          [DWS INVESTMENTS LOGO]
DISEF-3602                                                   Deutsche Bank Group

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The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities.

The fund may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the fund will not hold more than 35% of its net assets in securities of emerging markets issuers.

Other Investments. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In particular, the fund may use futures, currency options and forward currency transactions.

Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Effective on or about May 1, 2009, the following information replaces similar disclosure about the portfolio management team under the heading "Portfolio management" in the fund's prospectuses:

The following people handle the day-to-day management of the fund:

  Robert Wang                             Russell Shtern, CFA
  Managing Director of Deutsche Asset     Vice President of Deutsche Asset
  Management and Portfolio Manager        Management and Portfolio Manager
  of fund. of fund.
  o Joined Deutsche Asset Management      o Joined Deutsche Asset Management in
    1995 as portfolio manager for           in 1999, previously serving as
    asset allocation after 13 years of      trader's assistant supporting
    experience of trading fixed             program, options and equity swaps
    income, foreign exchange and            trading desks.
    derivative products at J.P. Morgan.   o Portfolio manager for GrOWE
  o Global Head of Quantitative             and Tax Managed Equity: New York.
    Strategies Portfolio Management:      o Joined the fund in 2009.
    New York.                             o BBA, Pace University.
  o Joined the fund in 2009.
  o BS, The Wharton School, University
    of Pennsylvania.


               Please Retain This Supplement for Future Reference


February 9, 2009
DISEF-3602

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